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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): March 3, 2003

                       MEDICIS PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


     Delaware                     0-18443                       52-1574808
 (State or Other         (Commission File Number)             (IRS Employer
 Jurisdiction of                                            Identification No.)
  Incorporation)



8125 North Hayden Road                                                85258-2463
Scottsdale, Arizona                                                   (Zip Code)
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code:               (602) 808-8800



                                       N/A
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.       Other Events

               A copy of a press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.       Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired.

Not Applicable.

(b)      Pro Forma Financial Information.

Not Applicable.

(c)      Exhibits.

99.1     Copy  of  press   release,   dated   March  3,  2003,   issued  by
         Medicis Pharmaceutical Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEDICIS PHARMACEUTICAL CORPORATION
                                          (Registrant)


Date:  March 5, 2003                      /s/ Mark A. Prygocki, Sr.
                                          --------------------------------------
                                          Name:      Mark A. Prygocki, Sr.
                                          Title:     Executive Vice President,
                                                     Chief Financial Officer,
                                                     Corporate Secretary and
                                                     Treasurer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER               DESCRIPTION
--------------       ---------------------------------------------
99.1                 Copy of press release, dated March 3, 2003, issued by
                     Medicis Pharmaceutical
                     Corporation.